Exhibit 10.2

CSMC Trust 2014-OAK1,
Mortgage Pass-Through Certificates, Series 2014-OAK1

CERTIFICATE PURCHASE AGREEMENT

December 22, 2014

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 4th Floor
New York, New York 10010

Wells Fargo Securities, LLC
375 Park Avenue, 2nd Floor
New York, New York 10152

Ladies and Gentlemen:

Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), proposes to offer the CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1, Class 1-A-1, Class 1-X-1, Class 1-A-2, Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2, Class 2-A-5, Class 2-X-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (the “Offered Certificates”) and engage Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (each, an “Initial Purchaser” and together, the “Initial Purchasers”) pursuant to the terms of this Certificate Purchase Agreement (the “Agreement”) to use their best efforts to identify investors for the Offered Certificates. The Offered Certificates, together with the Class R Certificates, are referred to herein as the “Certificates.” The Certificates are to be issued by CSMC Trust 2014-OAK1 (the “Issuing Entity”) pursuant to a pooling and servicing agreement (the “Pooling Agreement”), to be dated as of December 1, 2014, among the Depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”). The Certificates will represent ownership interests in mortgage loans (the “Mortgage Loans”) consisting of two mortgage pools: a pool of fixed rate mortgage loans, which have original terms to maturity of 15 years and a pool of fixed rate mortgage loans which substantially have original terms to maturity of 30 years.

The Offered Certificates are more fully described in a preliminary offering circular as supplemented by the preliminary offering circular supplement (collectively, the “Preliminary Offering Circular”), each dated December 19, 2014, and in a final offering circular as supplemented by the final offering circular supplement (collectively, the “Final Offering Circular”), each to be dated on or before the Closing Date, each of which the Depositor has furnished or will furnish to the Initial Purchasers for purposes of offering and selling the Offered Certificates. The Offered Certificates will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), but will be offered and sold in reliance on exemptions from registration under the Securities Act and rules and regulations thereunder. The Offered Certificates will have the characteristics set forth in the Preliminary Offering Circular and the Final Offering Circular.

Pursuant to the Mortgage Loan Purchase and Sale Agreement, to be dated as of December 1, 2014 (the “MLPSA”), between Five Oaks Acquisition Corp., as seller (the “Sponsor” or “Five Oaks”), and the Depositor, as purchaser, the Sponsor will sell all of its interest in the Mortgage Loans (excluding the servicing rights thereto) to the Depositor. Additionally, under the MLPSA, the Sponsor is obligated to cure, repurchase or substitute for any Mortgage Loan, if the representation and warranty made by the related Originator under the related AAR Agreement (as defined herein) was true and correct as of the date that the related Originator is restating the representations and warranties to the Trustee (if such restatement date is prior to the Closing Date), but not true and correct as of the Closing Date. In addition, under the MLPSA, the Sponsor is obligated as described therein to cure, repurchase or substitute for any Mortgage Loan as to which there has been an uncured breach of representations or warranties restated by each Originator to the Trustee that materially and adversely affects the value of such Mortgage Loan or the interests of the Trustee for the benefit of the Certificateholders in such Mortgage Loan, but only if each of the following conditions is met: (i) the related Originator fails to cure such breach or repurchase or substitute for such Mortgage Loan after a valid demand has been made and remains unresolved and (ii) the related Originator is subject to a bankruptcy or insolvency proceeding or such Originator is no longer in existence.

Pursuant to the Pooling Agreement, the Depositor will assign all of its right, title and interest in and to the Mortgage Loans on or after December 1, 2014 (the “Cut-off Date”) to the Trustee for the benefit of the holders of the Certificates. PHH Mortgage Corporation (“PHH”) and New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing (“SMS,” together with PHH and SPS, the “Servicers”) will each act as a servicer with respect to certain of the Mortgage Loans pursuant to a reconstitution agreement (each, a “Servicing Agreement”) and SPS will service certain of the Mortgage Loans pursuant to the Pooling Agreement. Five Oaks, as owner of the servicing rights with respect to approximately 99.35% of the Mortgage Loans (by Stated Principal Balance as of the Cut-off Date) will be primarily responsible with respect to the such Mortgage Loans for (1) remitting the aggregate amount of required monthly advances and required prepayment interest shortfall amounts to PHH and SMS and each of PHH and SMS will then remit such amounts to the Securities Administrator to the extent received and (2) at its option, terminating any of SPS, SMS or PHH with or without cause, and appointing a successor servicer.

On the Closing Date, the Sponsor, the Trustee, and each Originator of the Mortgage Loans will enter into an assignment, assumption and recognition agreement (each, an “AAR Agreement”) pursuant to which the related originator will restate the representations and warranties to the Trustee that such Originator had made or restated to the Sponsor regarding the related Mortgage Loans.

Pursuant to a custodial agreement, dated as of December 1, 2014 (the “Custodial Agreement”) among Wells Fargo Bank, N.A., as custodian (the “Custodian”), the Trustee and the Depositor, the Custodian will hold the Mortgage Loan files on behalf of the Trustee.

This Agreement, the MLPSA, the Pooling Agreement. the Servicing Agreements, the Custodial Agreement and the AAR Agreements shall be referred to herein as the “Operative Agreements.”

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling Agreement.

SECTION 1.        Representations and Warranties of the Sponsor and the Guarantor. The Sponsor and Five Oaks Investment Corp. (the “Guarantor”) jointly and severally represent and warrant to each Initial Purchaser and the Depositor that as of the date hereof and as of the Closing Date (unless any representation or warranty speaks of or relates to a specific date, in which case such representation or warranty shall be as of such specific date):

(a)          Each of the Sponsor and the Guarantor has been duly formed and is validly existing and in good standing under the laws of its state of organization, with full power and authority (corporate and other, including, without limitation, all material licenses, certificates, authorizations or permits from all appropriate governmental authorities) to own its assets and property, to carry on its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under the Operative Agreements to which it is a party and each is duly qualified as a foreign company in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on it or its execution and performance;

(b)          The execution, delivery and performance by the Sponsor of the Operative Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sponsor is a party, by which the Sponsor is bound or to which any of the properties or assets of the Sponsor or any of its subsidiaries is subject, which conflict, breach, violation or default would have a material adverse effect on the business, operations or financial condition of the Sponsor or the Sponsor’s ability to perform its obligations under the Operative Agreements to which it is a party, nor will such actions result in any violation of the provisions of the organizational documents of the Sponsor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or any of the Sponsor’s properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of the Sponsor or the Sponsor’s ability to perform its obligations under any of the Operative Agreements to which it is a party;

(c)          The execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor is a party, by which the Guarantor is bound or to which any of the properties or assets of the Guarantor or any of its subsidiaries is subject, which conflict, breach, violation or default would have a material adverse effect on the business, operations or financial condition of the Guarantor or the Guarantor’s ability to perform its obligations under this Agreement, nor will such actions result in any violation of the provisions of the organizational documents of the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of the Guarantor’s properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of the Guarantor or the Guarantor’s ability to perform its obligations under this Agreement;

(d)          (i) This Agreement has been duly authorized, executed and delivered by the Sponsor and constitutes a legal, valid, binding and enforceable obligation of the Sponsor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and (ii) each Operative Agreement to which the Sponsor is a party will be authorized by each such party and, when such Operative Agreement is fully executed and delivered by the other parties to such Operative Agreement on the Closing Date, will constitute a legal, valid, binding and enforceable obligation of such party, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(e)          This Agreement has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid, binding and enforceable obligation of the Guarantor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(f)           No consent, approval, authorization, order, registration, license, permit or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the consummation by the Sponsor or the Guarantor of other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) have been previously obtained or (b) the failure to obtain would not have a material adverse effect on the performance by the Sponsor or the Guarantor of their respective obligations under, or the validity or enforceability of, the Operative Agreements to which the Sponsor or the Guarantor is a party;

(g)          Neither the Sponsor nor the Guarantor has offered or sold or solicited any offer to buy, and will not offer or sell or solicit any offer to buy, directly or indirectly, any Certificates or any other security in any manner that would render the issuance and sale of such Certificates, or the reoffer and resale of such Certificates, a violation of the Securities Act;

(h)          It is not necessary in connection with the offer, sale and delivery of the Offered Certificates in the manner contemplated by this Agreement, the Preliminary Offering Circular and the Final Offering Circular to register the Offered Certificates under the Securities Act, assuming that the Initial Purchasers have complied with and fulfilled their obligations hereunder and that the Sponsor has complied with and fulfilled its obligations under the Operative Agreements;

(i)           None of the Sponsor, the Guarantor or the Issuing Entity is required to be registered as an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission thereunder and the Issuing Entity will be relying on the exclusion from the definition of “investment company” under the 1940 Act contained in Section 3(c)(5)(C) of the 1940 Act, although there may be other exemptions or exclusions available. The Issuing Entity does not constitute a “covered fund” for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

(j)          At the Closing Date the representations and warranties made by the Sponsor in the Operative Agreements to which the Sponsor is a party are true and correct;

(k)          As of the Cut-off Date, the Mortgage Loans conformed in all material respects to the descriptions thereof contained in the Preliminary Offering Circular and the Final Offering Circular;

(l)           The statements set forth in the Preliminary Offering Circular and Final Offering Circular under the caption “Description of the Certificates,” insofar as they purport to constitute a summary of the terms of the Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair;

(m)         Under generally accepted accounting principles and for federal income tax purposes, the Sponsor will report the transfer of the Mortgage Loans to the Depositor pursuant to this Agreement as a sale of its interest in the Mortgage Loans. The consideration received by the Sponsor will constitute reasonably equivalent value and fair consideration for such Mortgage Loans. The Sponsor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of any Mortgage Loans to the Depositor;

(n)          Immediately prior to execution and delivery of the MLPSA, the Sponsor will have equitable title to the interest in the Mortgage Loans to be conveyed by the Sponsor, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”); and (ii) not have assigned to any person (other than the Depositor pursuant to the MLPSA) any of its right, title or interest in the Mortgage Loans;

(o)          Any taxes, fees and other governmental charges in connection with the execution and delivery of the Operative Agreements required to be paid by the Sponsor have been paid or will be paid at or prior to the Closing Date;

(p)          None of the Sponsor, the Guarantor or any of their affiliates have entered into, nor will they enter into, any contractual arrangement with respect to the distribution of the Offered Certificates except for this Agreement;

(q)          Since the respective dates as of which information is given in the Preliminary Offering Circular and the Final Offering Circular, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Sponsor and the Guarantor, otherwise than as set forth in or contemplated by the Preliminary Offering Circular or the Final Offering Circular as supplemented or amended on or before the Closing Date;

(r)          At the Closing Date, the Offered Certificates and the Operative Agreements will conform in all material respects to the descriptions thereof contained in the Preliminary Offering Circular and the Final Offering Circular;

(s)          As of the date hereof, the information provided to each Initial Purchaser (in writing or via electronic transmission) concerning the characteristics of the Mortgage Loans is true and correct in all material respects, except for errors that were corrected by the delivery to such Initial Purchaser of corrected written or electronic information prior to the first sale of any Offered Certificates by such Initial Purchaser;

(t)           As of their respective dates, each of the Pool Information and the Term Sheet is true and correct in all material respects;

(u)          None of (i) the Term Sheet, the Preliminary Offering Circular (excluding any pricing information omitted therefrom and any information derived from such pricing information) and any amendments or supplements thereto, as of the dates thereof and as of the Closing Date or (ii) the Final Offering Circular and any amendment or supplement thereto, as of its issue date and as of the Closing Date, contained or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor and the Guarantor make no representations, warranties or agreements as to the information contained in the Preliminary Offering Circular or Final Offering Circular or any revision or amendment thereof or supplement thereto (in the case of the Final Offering Circular) in reliance upon and in conformity with the Initial Purchaser Information or Depositor Information or any revision or amendment thereof or supplement thereto (in the case of the Final Offering Circular);

If, subsequent to the date of this Agreement, the Sponsor, the Depositor and the Initial Purchasers determine that any of the Term Sheet or the Preliminary Offering Circular included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and pursuant to Section 6(g), the Preliminary Offering Circular is revised, amended or supplemented to correct such statement or omission, then such revised, amended or supplemented Preliminary Offering Circular will refer to the information agreed upon in writing by the Sponsor, the Depositor and the Initial Purchasers and conveyed to purchasers of the Offered Certificates prior to the Closing Date, including any information that corrects such material misstatements or omissions;

(v)          There are no actions, proceedings or investigations pending with respect to which the Sponsor or Guarantor has received service of process before, or, to the best of the Sponsor’s or Guarantor’s knowledge, threatened, by any court, administrative agency or other tribunal to which the Sponsor or Guarantor is a party or of which any of its properties is the subject (a) which if determined adversely to the Sponsor or Guarantor would have a material adverse effect on the business or financial condition of the Sponsor or Guarantor, (b) asserting the invalidity of any of the Operative Agreements or the Certificates, (c) seeking to prevent the issuance of the Certificates or the consummation by the Sponsor or the Guarantor of any of the transactions contemplated by any of the Operative Agreements or (d) which would be reasonably likely to materially and adversely affect the performance by the Sponsor or the Guarantor of its obligations under, or the validity or enforceability of, any of the Operative Agreements or the Certificates;

(w)         Each Offered Certificate of the Class (or if applicable, Classes) or type indicated to be “mortgage related securities” under the heading “Summary of Terms—Legal Investment” in each of the Preliminary Offering Circular and the Final Offering Circular will, when issued, be a “mortgage related security” as such term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(x)           The Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

(y)          The Offered Certificates satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act for securities to be eligible for trading pursuant to Rule 144A;

(z)          Neither the Sponsor nor the Guarantor has relied on the Depositor or Initial Purchasers for any tax, legal, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority;

(aa)        Neither the Sponsor nor the Guarantor, or any of their respective subsidiaries, or any director, officer or employee of the Sponsor or the Guarantor or any of their respective subsidiaries, or, to the knowledge of the Sponsor or the Guarantor, any agent, affiliate or other person associated with or acting on behalf of the Sponsor or the Guarantor or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, or any applicable law or regulation implementing the Organisation for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Sponsor and the Guarantor, and their respective subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anticorruption laws;

(bb)        The operations of the Sponsor and the Guarantor, and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Sponsor, the Guarantor, or any of their respective subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sponsor, the Guarantor, or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Sponsor or the Guarantor, threatened; and

(cc)        None of the Sponsor, the Guarantor or any of their respective subsidiaries, directors, officers or employees, nor, to the knowledge of the Sponsor, the Guarantor or any agent, affiliate or other person associated with or acting on behalf of the Sponsor, the Guarantor, or any of their respective subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Sponsor, the Guarantor or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Russia, Sudan, Syria and Ukraine (each, a “Sanctioned Country”); and neither the Sponsor nor the Guarantor will directly or indirectly use the proceeds of the offering of the Offered Certificates hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as depositor, underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Sponsor, the Guarantor and their respective subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

SECTION 2.         Representations and Warranties of the Depositor. The Depositor represents and warrants to each Initial Purchaser that as of the date hereof and as of the Closing Date (unless any representation or warranty speaks of or relates to a specific date, in which case such representation or warranty shall be as of such specific date):

(a)          The Depositor has been duly formed and is validly existing and in good standing under the laws of its state of organization, with full power and authority (corporate and other, including, without limitation, all material licenses, certificates, authorizations or permits from all appropriate governmental authorities) to own its assets and property, to carry on its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under the Operative Agreements to which it is a party;

(b)          On the Closing Date, the Certificates will have been duly and validly executed, authenticated and delivered by the Trustee to or upon the order of the Depositor, in the authorized denominations specified by the Depositor, and, when duly and validly authorized, executed, authenticated and delivered by the Trustee, will be validly issued and outstanding and entitled to the benefits of the Pooling Agreement;

(c)          The execution, delivery and performance by the Depositor of the Operative Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which conflict, breach, violation or default would have a material adverse effect on the business, operations or financial condition of the Depositor or the Depositor’s ability to perform its obligations under the Operative Agreements to which it is a party, nor will such actions result in any violation of the provisions of the organizational documents of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of the Depositor’s properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of the Depositor or the Depositor’s ability to perform its obligations under any of the Operative Agreements to which it is a party;

(d)          (i) This Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a legal, valid, binding and enforceable obligation of the Depositor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and (ii) each Operative Agreement to which the Depositor is a party will be authorized by the Depositor and, when such Operative Agreement is fully executed and delivered by the other parties to such Operative Agreement on the Closing Date, will constitute a legal, valid, binding and enforceable obligation of the Depositor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(e)          No consent, approval, authorization, order, registration, license, permit or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the authorization, issue and sale of the Offered Certificates to the Initial Purchasers, or the consummation by the Depositor of other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) have been previously obtained or (b) the failure to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, the Operative Agreements to which the Depositor is a party;

(f)           The Depositor has not offered or sold or solicited any offer to buy, and will not offer or sell or solicit any offer to buy, directly or indirectly, any Certificates or any other security in any manner that would render the issuance and sale of such Certificates, or the reoffer and resale of such Certificates, a violation of the Securities Act;

(g)          It is not necessary in connection with the offer, sale and delivery of the Offered Certificates in the manner contemplated by this Agreement, the Preliminary Offering Circular and the Final Offering Circular to register the Offered Certificates under the Securities Act, assuming that the Initial Purchasers have complied with and fulfilled their obligations hereunder and that the Sponsor has complied with and fulfilled its obligations under the Operative Agreements;

(h)          The Issuing Entity is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission thereunder;

(i)           At the Closing Date the representations and warranties made by the Depositor in the Operative Agreements to which the Depositor is a party will be true and correct;

(j)           Under generally accepted accounting principles and for federal income tax purposes, the Depositor will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of any Offered Certificates to the Initial Purchasers pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by such Offered Certificates. The consideration received by the Depositor upon the sale of any Offered Certificates to the Initial Purchasers will constitute reasonably equivalent value and fair consideration for such Offered Certificates. The Depositor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of any Offered Certificates to the Initial Purchasers. The Depositor is not selling any Offered Certificates to the Initial Purchasers with any intent to hinder, delay or defraud any of the creditors of the Depositor;

(k)          At the time of execution and delivery of the Pooling Agreement, the Depositor will: (i) have equitable title to the interest in the Mortgage Loans conveyed by the Sponsor, free and clear of any Liens; (ii) not have assigned to any person (other than the Trustee pursuant to the Pooling Agreement) any of its right, title or interest in the Mortgage Loans; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trustee under the Pooling Agreement and to sell the Offered Certificates to the Initial Purchasers;

(l)           Any taxes, fees and other governmental charges in connection with the execution and delivery of the Operative Agreements and the execution, delivery and issuance of the Offered Certificates required to be paid by the Depositor have been paid or will be paid at or prior to the Closing Date;

(m)         Neither the Depositor nor any of its affiliates have entered into, nor will they enter into, any contractual arrangement with respect to the distribution of the Offered Certificates except for this Agreement;

(n)          Since the respective dates as of which information is given in the Preliminary Offering Circular and the Final Offering Circular, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor otherwise than as set forth in or contemplated by the Preliminary Offering Circular or the Final Offering Circular as supplemented or amended on or before the Closing Date;

(o)          There are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before, or, to the best of the Depositor’s knowledge, threatened, by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (i) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) asserting the invalidity of any of the Operative Agreements or the Certificates, (iii) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by any of the Operative Agreements or (iv) which would be reasonably likely to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Operative Agreements or the Certificates;

(p)          The Depositor has executed and delivered a written representation (each, a “17g-5 Representation”) to each nationally recognized statistical rating organization hired by Depositor to rate the rated Certificates, which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act. The Depositor has complied with the 17g-5 Representations;

(q)          Neither the Depositor nor any of its subsidiaries, or any director, officer or employee of the Depositor or any of its subsidiaries, or, to the knowledge of the Depositor, any agent, affiliate or other person associated with or acting on behalf of the Depositor or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, or any applicable law or regulation implementing the Organisation for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Depositor and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anticorruption laws;

(r)          The operations of the Depositor and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Depositor or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Depositor or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Depositor, threatened; and

(s)          Neither the Depositor nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Depositor or any agent, affiliate or other person associated with or acting on behalf of the Depositor or any of its subsidiaries is currently the subject or the target of any Sanctions, nor is the Depositor or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, any Sanctioned Country; and the Depositor will not knowingly directly or indirectly use the proceeds of the offering of the Offered Certificates hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Depositor and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

SECTION 3.         Placement and Delivery to the Initial Purchasers; Closing. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Initial Purchaser is hereby appointed as a placement agent in connection with the placement of the Offered Certificates (the “Offering”) for the period (the “Offering Period”) commencing on the date hereof and terminating on the Closing Date. Subject to the performance by the Sponsor and the Depositor of their respective obligations to be performed hereunder, and to the completeness and accuracy of all of the representations and warranties of the Sponsor and Depositor contained herein, each Initial Purchaser hereby accepts such agency and agrees on the terms and conditions herein set forth to use its reasonable best efforts during the Offering Period to identify qualified subscribers for the Offered Certificates with no understanding, express or implied, on either Initial Purchaser’s part of a commitment to purchase (other than as described below) or place the Offered Certificates. The Sponsor will have the sole right to accept or reject offers presented by an Initial Purchaser and no sale will be final until approved by the Sponsor. The offering price to each prospective investor will be the price approved by the Sponsor (the “Approved Purchase Price”), which will be set forth on Schedule I attached hereto. The Sponsor reserves the right to terminate an Initial Purchaser’s offering of the Offered Certificates pursuant to this Agreement, as to any Offered Certificates for which an Approved Purchase Price is not obtained. In connection with the foregoing, and in accordance with applicable law, each Initial Purchaser will: (a) offer the Offered Certificates to prospective investors in accordance with the Preliminary Offering Circular and the Final Offering Circular; (b) solicit indications of interest to purchase the Offered Certificates; (c) submit pricing and settlement information for each proposed sale to the Sponsor, which in each case shall be subject to the Sponsor’s approval in its sole discretion and (d) prepare and deliver a confirmation for each sale. Except as otherwise provided herein, the agency created hereunder shall terminate at the earliest of (i) the close of business on the day that all the Offered Certificates have been sold, (ii) the Closing Date and (iii) any other termination date permitted hereunder (the “Expiration Date”).

An Initial Purchaser will only be obligated to purchase only those Offered Certificates for which investors are ready, willing and able to purchase from such Initial Purchaser on the Closing Date. Each Initial Purchaser will make reasonable efforts to assist the Sponsor in obtaining performance by each prospective investor whose offer to purchase Offered Certificates has been solicited by such Initial Purchaser and accepted by the Sponsor but such Initial Purchaser shall not have liability to the Sponsor or the Depositor in the event any such purchase is not consummated for any reason. If the Sponsor shall fail to deliver or cause to be delivered any Offered Certificates to an Initial Purchaser whose offer it has accepted from a prospective purchaser, the Sponsor (i) shall hold such Initial Purchaser harmless against any loss, claim, damage or liability arising as a result of such failure by the Sponsor and (ii) shall pay to such Initial Purchaser the Placement Fee to which it would be entitled hereunder in connection with such sale as if such sale had been consummated; provided, however, that payment of the Placement Fee pursuant to clause (ii) of this sentence shall only be required if such failure by the Sponsor to deliver any Offered Certificates that are placed with investors is a direct result of the action or inaction of the Sponsor.

The Sponsor agrees to pay or cause to be paid in same day funds to each Initial Purchaser, as compensation for its services in connection with the Offering as set forth above, on the Closing Date, a fee in an amount equal to $*** with respect to Credit Suisse Securities (USA) LLC and $*** with respect to Wells Fargo Securities, LLC (with respect to each Initial Purchaser, a “Placement Fee”). On the Closing Date, each Initial Purchaser shall remit to the Depositor, by wire transfer pursuant to instructions provided to such Initial Purchaser by the Depositor, an amount equal to the Approved Purchase Price for the Offered Certificates placed by such Initial Purchaser, net of the Placement Fee for such Initial Purchaser.

Delivery of and payment for the Offered Certificates that are placed with investors will be made at the office of Credit Suisse Securities (USA) LLC set forth on the first page hereof at such time as shall be on Schedule I hereto or at such other time thereafter as the Initial Purchasers and the Depositor shall agree upon, each such time being herein referred to as a “Closing Date.” Delivery of the Offered Certificates that are placed with investors shall be made by the Depositor to the Initial Purchasers for the accounts of the Initial Purchasers against payment of the Approved Purchase Price in immediately available funds wired to such bank as may be designated by the Depositor, or paid by such other manner as may be agreed upon by the Depositor and the Initial Purchasers.

The Offered Certificates so delivered will be initially represented by one or more certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The interests of the beneficial owners of the Offered Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates will be available only under the limited circumstances specified in the Pooling Agreement. The Offered Certificates will be made available for examination by the Initial Purchasers no later than 2:00 p.m. New York City time on the Business Day immediately prior to the Closing Date.

The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein as permitted under Rule 15c6-1(d) under the Exchange Act.

The parties hereto agree on or prior to the Closing Date the Initial Purchasers shall have no obligation to offer any Certificates other than the Offered Certificates or purchase any Certificates other than the Offered Certificates that are placed with investors in accordance with this Agreement, and shall have no obligation to offer or purchase any additional Certificates after the Closing Date.

On the Expiration Date, the agency created hereby and this Agreement shall terminate without obligation on the part of either Initial Purchaser, except that the obligations of the Sponsor to pay the amounts described above and set forth in Section 7 hereto, and the obligations of the parties with respect to the indemnification and contribution provided for in Section 9 and the provisions of Sections 12, 14 and 15 shall survive such termination of this Agreement.

SECTION 4.         Resale of Offered Certificates. Each Initial Purchaser understands that the Offered Certificates have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act, and it agrees that it will not sell or otherwise transfer any of the Offered Certificates except upon compliance with the provisions of this Agreement and the Pooling Agreement. Each Initial Purchaser represents and warrants that it will make sales of the Offered Certificates (i) in the United States to institutional purchasers that such Initial Purchaser reasonably believes are “qualified institutional buyers” as provided by Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the Securities Act and otherwise in compliance with Rule 144A, or (ii) in “offshore transactions” to persons who are not “U.S. persons” as such terms are defined in Regulation S promulgated under the Securities Act (“Regulation S”) pursuant to Rule 903 of Regulation S.

The following terms have the specified meanings for purposes of this Agreement:

(i)          “Sponsor Information” means (i) the information contained in the Preliminary Offering Circular and the Final Offering Circular (excluding the Initial Purchaser Information and the Depositor Information), the Term Sheet and the Pool Information and (ii) intex/cdi file (pre-price deal model files) distributed by the Initial Purchasers to potential investors to conduct stress analysis.

(ii)         “Pool Information” means the information concerning the characteristics of the Mortgage Loans furnished by the Sponsor to the Depositor and each Initial Purchaser.

(iii)        “Term Sheet” means the Term Sheet dated December 17, 2014 (attached hereto as Exhibit A) and distributed by each Initial Purchaser, as information therein in each case was revised, updated or corrected and approved by the Depositor and the Sponsor for use by each Initial Purchaser in connection with marketing the Offered Certificates.

(iv)        “Derived Information” means such information regarding the Offered Certificates or the Mortgage Loans which is disseminated by an Initial Purchaser to a potential investor, which information is not in any of the Term Sheet, the Preliminary Offering Circular, the Final Offering Circular, the Pool Information or any amendments or supplements thereto, taking into account information incorporated therein by reference.

(v)         “Initial Purchaser Information”: The information in the Preliminary Offering Circular and the Final Offering Circular set forth in the (i) second sentence of the second to last paragraph of the cover page and (ii) second sentence of the last paragraph under the caption “PRIVATE PLACEMENT.”

(vi)        “Depositor Information”: The information in the Preliminary Offering Circular and the Final Offering Circular set forth under the caption “THE DEPOSITOR.”

SECTION 5.         Representations, Warranties and Covenants of each Initial Purchaser. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Depositor as to itself that:

(a)          Such Initial Purchaser is duly authorized to enter into and has duly executed and delivered this Agreement.

(b)          Such Initial Purchaser understands that the Offered Certificates have not been registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction and, therefore, cannot be resold unless they are registered or qualified thereunder or unless an exemption from registration or qualification is available.

(c)          Such Initial Purchaser is acquiring the Offered Certificates (if any) it places for its own account and not with a view to the public offering thereof in violation of the Securities Act (subject, nevertheless, to the understanding that disposition of such Initial Purchaser’s property shall at all times be and remain within such Initial Purchaser’s control). Such Initial Purchaser is a sophisticated institutional investor having such knowledge and experience in purchasing securities similar to the Offered Certificates and in financial and business matters that it is capable of evaluating the merits and risks of investment in the Offered Certificates.

(d)          Such Initial Purchaser shall not solicit any offer to sell, or offer to sell, any of the Offered Certificates to any investor unless (i) such Initial Purchaser has provided to such prospective investor a copy of the Preliminary Offering Circular or the Final Offering Circular and (ii) such Initial Purchaser reasonably believes such investor is a qualified institutional buyer. Prior to the sale of any Offered Certificates to an investor, each Initial Purchaser shall provide a copy of the Preliminary Offering Circular, confirm the purchase price to be paid by such investor for such Offered Certificates and deliver the Final Offering Circular to such investor promptly after it becomes available, but in any event prior to the Closing Date.

(e)          Such Initial Purchaser has not and shall not, nor has it authorized or will it authorize any person to, (a) offer, pledge, sell, dispose of or otherwise transfer any Offered Certificate, any interest in any Offered Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Offered Certificate, any interest in any Offered Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Offered Certificate, any interest in any Offered Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above), would constitute a distribution of any Offered Certificate under the Securities Act, that would render the disposition of any Offered Certificate a violation of Section 5 of the Securities Act or the securities law of any state or jurisdiction, or that would require registration or qualification pursuant thereto. Such Initial Purchaser will not sell or otherwise transfer any of the Offered Certificates, except in compliance with the provisions of the Pooling Agreement.

(f)           Each Initial Purchaser has only communicated or caused to be communicated and will only communicate or cause to be communicated in the United Kingdom any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Offered Certificates in circumstances in which section 21(1) of the FSMA does not apply to the Issuing Entity;

(g)          Each Initial Purchaser has complied and will comply in all material respects with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom;

(h)          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), that with effect from and including the date on which the Prospectus Directive is implemented in that Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of any Offered Certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Offered Certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Offered Certificates to the public in that Relevant Member State at any time:

(i)          to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(ii)         to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive (as defined below), 150, natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining prior consent of the Initial Purchaser nominated by the Issuing Entity for any such offer; or

(iii)        in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided, that no such offer of the Certificates pursuant to clauses (i) to (iii) above will require the Issuing Entity or the Initial Purchasers to publish a prospectus pursuant to Article 3 of the Prospectus Directive

For the purposes of this provision, the expression “offer of Offered Certificates to the public” in relation to any Offered Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe the Offered Certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU (the “2010 PD Amending Directive”), if implemented in the Relevant Member State) and includes any relevant implementing measure in each Relevant Member State.

SECTION 6.         Agreements. The Depositor or Sponsor, as applicable, agrees with each Initial Purchaser that:

(a)          The Depositor will furnish the Initial Purchasers with electronic copies of the Preliminary Offering Circular and the Final Offering Circular for a particular offering of Offered Certificates as the Initial Purchasers may from time to time reasonably request.

(b)          The Depositor and Sponsor will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Initial Purchasers to qualify the Offered Certificates for sale pursuant to an exemption under the state securities or Blue Sky Laws of any state as an Initial Purchaser may reasonably designate and to determine the legality of such Offered Certificates for purchase by institutional investors; provided, however, that neither the Depositor nor the Sponsor shall be required to qualify to do business in any jurisdiction where it is not qualified on the date hereof or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is not now subject to such service of process.

(c)          So long as the Offered Certificates are outstanding, the Sponsor will furnish or caused to be furnished to the Initial Purchasers (and any subsequent beneficial owner or potential transferee of an Offered Certificate) (i) copies of the annual statement of compliance prepared by the Master Servicer, the Servicers and any subservicers pursuant to the Pooling Agreement or the Servicing Agreement, (ii) any information required to be delivered to prospective transferees in accordance with Rule 144A and (iii) within a reasonable time after the end of each calendar year, such information as is reasonably necessary to assist such certificateholder in preparing federal income tax returns.

(d)          Prior to the resale by an Initial Purchaser of any Offered Certificates, the Depositor will provide such Initial Purchaser with the Final Offering Circular.

(e)          Each of the Term Sheet, the Preliminary Offering Circular and the Final Offering Circular shall contain, among other things, information concerning the Operative Agreements, the Mortgage Loans and the Offered Certificates. The Sponsor shall deliver (or caused to be delivered) to the Initial Purchasers (in their capacity as specified users), at the Sponsor’s sole expense, a letter from Ernst & Young (“E&Y”), dated on or prior to the Closing Date, and satisfactory in form and substance to the Depositor and the Initial Purchasers to the effect that (A) any decrement tables, yield tables and any related statistical data relating to the Offered Certificates or the Mortgage Loans contained in or incorporated by reference in the Term Sheet, the Preliminary Offering Circular and the Final Offering Circular are accurate based upon the modeling assumptions set forth therein, and (B) covering such other matters relating to the Term Sheet, the Preliminary Offering Circular and the Final Offering Circular as the Initial Purchasers or the Depositor may reasonably request.

(f)           Each of the Depositor and the Sponsor authorizes each Initial Purchaser to deliver to prospective investors copies of the Operative Agreements, the Pool Information, the Term Sheet, the Preliminary Offering Circular and the Final Offering Circular.

(g)          If at any time prior to the completion of the distribution of the Offered Certificates (as determined by the Initial Purchasers), any event occurs as a result of which the Final Offering Circular or the Preliminary Offering Circular as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, the Sponsor shall promptly notify the Initial Purchasers and shall, upon the request of the Initial Purchasers, or may, after consultation with the Initial Purchasers, prepare a revision, amendment or supplement which will correct such statement or omission, and furnish without charge to the Initial Purchasers, subject to prior review by the Initial Purchasers as provided in Section 6(h) below, an amended Final Offering Circular or the Preliminary Offering Circular or a supplement to the Final Offering Circular or the Preliminary Offering Circular that will correct such statement or omission or effect such compliance.

(h)          Neither the Depositor nor the Sponsor will prepare any amendment or supplement to the Preliminary Offering Circular or the Final Offering Circular unless the Depositor or the Sponsor, as applicable, has furnished to each Initial Purchaser and the other parties hereto a copy for review prior to distribution thereof to any Person and shall not distribute any such proposed amendment or supplement to which the Depositor or an Initial Purchaser reasonably objects in writing after being timely furnished in advance a copy thereof.

SECTION 7.         Payment of Expenses. The Sponsor will be responsible for, all costs and expenses incident to the performance of this Agreement including, without limitation, those related to: (i) the preparation, printing, registration, issuance and delivery of the Offered Certificates to the Initial Purchasers, (ii) the fees and disbursements of the Sponsor’s counsel, the Depositor’s counsel and the counsel to the Initial Purchasers, (iii) the cost of the accountant’s comfort letters relating to the Preliminary Offering Circular, the Final Offering Circular, the Term Sheet and the Mortgage Loans and the cost of any diligence provider delivering reliance letters and due diligence reports relating to the Mortgage Loans, (iv) the initial and surveillance fees of any rating agencies, (v) the preparation, reproduction and delivery to the Initial Purchasers of copies of the Preliminary Offering Circular and the Final Offering Circular and all amendments and supplements thereto, (vi) the fees and expenses of any other third party necessary for the completion of the issuance of the Certificates, (vii) all expenses in connection with the qualification or exemption of the Certificates for placement and sale under state securities laws, (viii) the reproduction and delivery to the Initial Purchasers, in such quantities as the Initial Purchasers may reasonably request, of copies of the Operative Agreements, (ix) any costs incurred by the Depositor or its affiliates in connection with any filings on Form ABS-15G relating to the Certificates, (x) any costs incurred by the Depositor or its affiliates in connection with the maintenance of a Rule 17g-5 website for the Certificates and (xi) any additional costs that may be imposed on the Depositor or its affiliates resulting from future regulatory developments that apply to the Certificates; provided, however, the Depositor shall pay any such expenses set forth in clauses (i) through (x) the amount of which are identified by the Sponsor to the Depositor by 9:00 a.m. on the Closing Date from the sum of the Approved Purchase Prices (net of Placement Fees) to the extent such net sum paid to the Depositor on the Closing Date exceeds the amount of such expenses.

The Sponsor shall also promptly reimburse the Initial Purchasers for all reasonable out-of-pocket fees and expenses incident to the performance of this Agreement and all transactions contemplated hereby including, without limitation: (a) reasonable travel expenses, (b) the expenses of any due diligence conducted by the Initial Purchasers with respect to the Mortgage Loans and (c) marketing expenses.

If this Agreement is terminated because of the failure of any closing condition set forth in Section 8 hereof, the Sponsor shall cause each Initial Purchaser to be reimbursed for all reasonable costs and expenses incurred by such Initial Purchaser in connection with this Agreement and the proposed offering and sale of the Offered Certificates, including the fees and disbursements of counsel for the Initial Purchasers; provided that, in the event a new Closing Date is scheduled for the purchase of the Offered Certificates as contemplated by this Agreement, then the reimbursement for any fees, costs and expenses shall occur on the earlier of (i) such new Closing Date and (ii) January 23, 2015.

SECTION 8.         Conditions to each Initial Purchaser’s Obligations. The obligations of each Initial Purchaser hereunder to purchase any Offered Certificates shall be subject to the accuracy at and as of the Closing Date of the representations and warranties of the Depositor and the Sponsor herein contained, to the accuracy at and as of the Closing Date of the statements of officers of the Depositor and the Sponsor made pursuant hereto, to the performance by the Depositor and the Sponsor of their respective obligations hereunder and to compliance at and as of the Closing Date by the Depositor and the Sponsor with their respective covenants and agreements herein contained including the following:

(a)          The Initial Purchasers shall have received from Dentons US LLP (“Dentons”), counsel for the Depositor, such opinions, dated the Closing Date, as the Initial Purchasers may reasonably request, in form and substance satisfactory to the Initial Purchasers and their counsel;

(b)          The Initial Purchasers shall have received from each of Hunton & Williams LLP and Dentons, a letter, dated the Closing Date, providing negative assurance with respect to the Preliminary Offering Circular as of the date hereof (excluding any pricing information omitted therefrom and any information derived from such pricing information) and with respect to the Final Offering Circular, as of its date and as of the Closing Date;

(c)          The Initial Purchasers shall have received a letter dated the Closing Date from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business and DBRS, Inc. that the Offered Certificates have received the ratings specified in the Preliminary Offering Circular;

(d)          Kaye Scholer LLP, as counsel for the Sponsor and the Guarantor, as well as counsel for the Master Servicer, the Trustee, and Shellpoint Partners, LLC and SPS, respectively, shall have furnished to the Initial Purchasers opinions, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and their counsel;

(e)          E&Y shall have furnished to the Initial Purchasers (in their capacity as specified users) a letter or letters, in form and substance satisfactory to the Initial Purchasers and their counsel, dated on or before the date on which the Final Offering Circular is dated and printed, (i) regarding certain numerical information contained or incorporated by reference in the Preliminary Offering Circular and the Final Offering Circular and the Term Sheet and (ii) relating to certain agreed upon procedures as requested by the Initial Purchasers relating to the Mortgage Loans;

(f)           The Initial Purchasers shall have received an officer’s certificate or certificates (as the Initial Purchasers may request) signed by such of the principal executive, financial and accounting officers of the Sponsor and the Guarantor, dated as of the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that with respect to each such party, as applicable, (i) the representations and warranties of such party in this Agreement or in any applicable Operative Agreement are true and correct in all material respects; (ii) such party has complied in all material respects with all agreements to which it is a party and satisfied all conditions on its part to be complied with or satisfied at or prior to the Closing Date; (iii) the information contained in the Preliminary Offering Circular and the Final Offering Circular relating to the Sponsor and the Guarantor and relating to the Mortgage Loans, is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Preliminary Offering Circular or the Final Offering Circular contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein not misleading; (iv) subsequent to the respective dates as of which information is given in the Preliminary Offering Circular or the Final Offering Circular, and except as otherwise set forth in or contemplated by the Preliminary Offering Circular or the Final Offering Circular, there has not been any material adverse change in the general affairs, capitalization, financial condition or results of operations of such party; and (v) except as otherwise stated in the Preliminary Offering Circular and the Final Offering Circular, there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or, to their knowledge, threatened, affecting such party or the transactions contemplated by this Agreement;

(g)          The Initial Purchasers shall have received an officer’s certificate or certificates (as the Initial Purchasers may request) signed by authorized officer of the Depositor, dated as of the Closing Date, in which such officer, to the best of its knowledge after reasonable investigation, shall state that with respect to each such party, as applicable, (i) the representations and warranties of such party in this Agreement or in any applicable Operative Agreement are true and correct in all material respects; (ii) such party has complied in all material respects with all agreements to which it is a party and satisfied all conditions on its part to be complied with or satisfied at or prior to the Closing Date; (iii) the Depositor Information is true and accurate in all material respects; and (iv) subsequent to the respective dates as of which information is given in the Preliminary Offering Circular or the Final Offering Circular, and except as otherwise set forth in or contemplated by the Preliminary Offering Circular or the Final Offering Circular, there has not been any material adverse change in the general affairs, capitalization, financial condition or results of operations of the Depositor;

(h)          The Initial Purchasers shall have received a certificate from the Trustee, dated as of the Closing Date, signed by one or more duly authorized officers of the Trustee, reasonably satisfactory in form and substance to the Initial Purchasers and their counsel;

(i)           There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, subsequent to the execution and delivery of this Agreement, of the Sponsor, the Guarantor or the Servicers, that is in the reasonable judgment of the Initial Purchasers material and adverse and that makes it in the reasonable judgment of the Initial Purchasers impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Preliminary Offering Circular and the Final Offering Circular;

(j)           Subsequent to the execution and delivery of this Agreement, none of the following shall have occurred (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade shall have been suspended or limited, or minimum prices shall have been established in such exchanges, (ii) a banking moratorium shall have been declared by federal or New York state authorities, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) the United States shall have become engaged in material hostilities, there shall have been an escalation of such hostilities involving the United States or there shall have been a declaration of war by the United States, or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such), and in the case of any of the events specified in clauses (i) through (v), such event makes it, in the reasonable judgment of the Initial Purchasers, impractical or inadvisable to market the Offered Certificates; and

(k)          Prior to the Closing Date, the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Servicers, the Guarantor and the Trustee shall have furnished to the Initial Purchasers such further information, certificates, opinions and documents as the Initial Purchasers or their counsel may reasonably request.

SECTION 9.         Indemnification.

(a)          The Sponsor shall indemnify and hold harmless each Initial Purchaser and the Depositor, each of their respective directors, officers and each Person, if any, that controls each Initial Purchaser or the Depositor, as applicable, within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities to which such party or any such director, officer or controlling Person may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent that such losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or Final Offering Circular, or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact necessary to make the statements made therein (excluding any pricing information omitted from the Preliminary Offering Circular), in light of the circumstances under which they were made, not misleading, or (y) any untrue statement or alleged untrue statement of a material fact contained in the Term Sheet or the Pool Information, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Initial Purchaser or the Depositor, as applicable, and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by such Initial Purchaser or the Depositor, as applicable, and such director, officer or controlling Person in connection with investigating or defending any such loss, claim, expense, damage, liability, penalty, fine, forfeiture or action; provided, however, that the Sponsor will not be liable in any such case to the extent that any such loss, claim, expense, damage, liability, penalty, fine, forfeiture or action arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents in reliance upon and in conformity with (A) the Initial Purchaser Information, (B) the Depositor Information or (C) any Derived Information, except in the case of this clause (C) to the extent that any untrue statement or alleged untrue statement results (or is alleged to have resulted) from a material error in the Pool Information which error was not superseded or corrected by the delivery to such Initial Purchaser or the Depositor of corrected written or electronic information, or for which the Sponsor did not provide timely written notice of such error to such Initial Purchaser or the Depositor (any such uncorrected Pool Information, a “Pool Error”); provided, further, that no indemnity shall be provided under this Section 9(a) with respect to the Initial Purchasers for any error that was superseded or corrected by the delivery to such Initial Purchaser of corrected written or electronic information prior to the written confirmation of the applicable sale by such Initial Purchaser, or for which the Sponsor provided written notice of such error to such Initial Purchaser prior to the written confirmation of the applicable sale and such Initial Purchaser failed to correct such error prior to entering into such written confirmation of sale. The Sponsor’s liability under this Section 9(a) shall be in addition to any other liability that the Sponsor may otherwise have.

(b)          The Depositor shall indemnify and hold harmless each Initial Purchaser, each of their respective directors and officers, and each Person, if any, that controls such Initial Purchaser within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities to which such Initial Purchaser or any such director, officer or controlling Person may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent that such losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or, taken together with the Preliminary Offering Circular, any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading in the Depositor Information; and shall reimburse each Initial Purchaser and each of their respective directors, officers or controlling Persons for any legal or other expenses reasonably incurred by such Initial Purchaser or such director, officer or controlling Person in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, that the Depositor shall not be obligated to so indemnify and hold harmless to the extent such liabilities are caused by a misstatement or omission resulting from an error or omission in the Sponsor Information or Initial Purchaser Information which was not corrected by information subsequently supplied by the Sponsor or Initial Purchasers, as applicable, within a reasonable period of time prior to the written confirmation of sale. The Depositor’s liability under this Section 9(b) shall be in addition to any other liability that the Depositor may otherwise have.

(c)          Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Depositor, each of its respective directors and officers, and each Person, if any, that controls the Depositor within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities to which the Depositor or any such director, officer or controlling Person may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent that such losses, claims, expenses, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or, taken together with the Preliminary Offering Circular, any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading in (i) the Initial Purchaser Information or (ii) any Derived Information disseminated by such Initial Purchaser (except in the case of this clause (ii), to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission results (or is alleged to have resulted) from a Pool Error); and shall reimburse the Depositor and each of its respective directors, officers or controlling Persons for any legal or other expenses reasonably incurred by the Depositor or such director, officer or controlling Person in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, that such Initial Purchaser shall not be obligated to so indemnify and hold harmless to the extent such liabilities are caused by a misstatement or omission resulting from an error or omission in the Sponsor Information which was not corrected by information subsequently supplied by the Sponsor to such Initial Purchaser within a reasonable period of time prior to the written confirmation of sale. The Initial Purchasers’ liability under this Section 9(c) shall be in addition to any other liability that an Initial Purchaser may otherwise have.

(d)          If the indemnification provided for in this Section 9 shall for any reason be unavailable to an indemnified party under this Section 9, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages, penalties, fines, forfeitures and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative benefit to such indemnified party, on the one hand, and such indemnifying party, on the other hand, from the issuance and sale of the Offered Certificates or, if such allocation is not permitted by a court of competent jurisdiction, then on a basis appropriate to also recognize the relative fault of such parties in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations, which may include such parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances; provided, however, that the total contribution of an Initial Purchaser shall not exceed the total fee paid to it under this Agreement. The relative benefits received by the Sponsor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Offered Certificates shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Certificates (before deducting expenses) received by the Sponsor, and the total fees received by the Initial Purchasers hereunder. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each officer and director of a party to this Agreement and each Person, if any, that controls a party to this Agreement within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such party.

(e)          Guarantor agrees with each indemnified party, for the sole and exclusive benefit of such indemnified party and not for the benefit of any assignee thereof or any other person or persons dealing with such indemnified party, to indemnify and hold harmless such indemnified party against any failure by the Sponsor to perform its obligations pursuant to Section 9(a) or (d) under this Agreement. Guarantor agrees that there are no conditions precedent to its obligations hereunder other than the failure of the Sponsor to perform its obligations pursuant to Section 9(a) or (d) within ten (10) Business Days of written demand therefor.

(f)           Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party (or if a claim for contribution is to be made against another party) under this Section 9, notify the indemnifying party (or other contributing party) in writing of the claim or the commencement thereof; but the omission to so notify the indemnifying party (or other contributing party) shall not relieve it from any liability it may have to any indemnified party (or to the party requesting contribution) otherwise than under this Section 9 hereof, except to the extent that it has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to each indemnified party promptly after receiving the aforesaid notice from an indemnified party, the indemnifying party elects to assume the defense thereof, it may participate (jointly with any other indemnifying party similarly notified) with counsel satisfactory to each indemnified party; provided, however, that if the defendants in any such action include both an indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for fees of separate counsel, unless (i) such indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to such indemnified party to represent such indemnified party within a reasonable time after notice of commencement of the action or (iii) such indemnifying party shall have authorized the employment of counsel for such indemnified party at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there shall be a final judgment against the indemnified party, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought thereunder by such indemnified party, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

SECTION 10.       Termination of Obligations of the Initial Purchasers. The obligations of the Initial Purchasers hereunder shall be terminable by the Initial Purchasers if at any time on or prior to the Closing Date (i) any of the events set forth in Section 8(j) of this Agreement shall occur and be continuing, or if any other closing condition set forth in Section 8 shall not have been fulfilled or waived when required to be fulfilled; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sponsor, the Guarantor or the Depositor, or for the winding up or liquidation of the affairs of the Sponsor, the Guarantor or the Depositor; or (iii) there shall have been the consent by the Sponsor, the Guarantor or the Depositor to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sponsor, the Guarantor or the Depositor or of or relating to substantially all of the property of the Sponsor, the Guarantor or the Depositor. The termination of the Initial Purchasers’ obligations hereunder shall not terminate the Initial Purchasers’ rights hereunder or their right to exercise any remedy available to it at law or in equity. In the event of any such termination, the provisions of Sections 7, 9, 12, 14 and 15 hereof shall remain in effect.

SECTION 11.       No Fiduciary Duty. The Depositor acknowledges and agrees that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Depositor with respect to the offering of the Offered Certificates (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor or any other person. In addition, no Initial Purchaser is advising the Depositor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Depositor shall consult with its own advisors concerning such matters, and no Initial Purchaser shall have any responsibility or liability to the Depositor with respect thereto. Any review by an Initial Purchaser of the Depositor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Initial Purchaser and shall not be on behalf of the Depositor.

The Sponsor acknowledges and agrees that the Depositor and each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Sponsor with respect to the offering of the Offered Certificates (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Sponsor or any other person. In addition, the Depositor and the Initial Purchasers are not advising the Sponsor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Sponsor shall consult with its own advisors concerning such matters, and neither the Depositor nor the Initial Purchasers shall have any responsibility or liability to the Sponsor with respect thereto. Any review by the Depositor or an Initial Purchaser of the Sponsor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Depositor or such Initial Purchaser (as applicable) and shall not be on behalf of the Sponsor.

SECTION 12.       Representations, Warranties, Covenants and Indemnities to Survive Delivery. All representations, warranties, covenants and indemnities contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of an Initial Purchaser or controlling Person, or by or on behalf of the Depositor or the Sponsor, and shall survive delivery of any Offered Certificates to the Initial Purchasers or termination or cancellation of this Agreement.

SECTION 13.       Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication and shall be deemed to take effect at the time of receipt thereof. Notices to the Initial Purchasers shall be directed to the address set forth on the first page hereof. Notices to the Depositor shall be directed to it at Eleven Madison Avenue, 4th Floor, New York, New York 10010, Attention: Legal Department (CSMC 2014-OAK1), notices to the Sponsor shall be directed to it at Five Oaks Acquisition Corp., c/o Oak Circle Capital Partners LLC, 540 Madison Avenue, 19th Floor, New York, New York 10022 and notices to the Guarantor shall be directed to it at Five Oaks Investment Corp., c/o Oak Circle Capital Partners LLC, 540 Madison Avenue, 19th Floor, New York, New York 10022.

SECTION 14.       Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Depositor, the Sponsor, the Guarantor and the controlling Persons referred to in Section 9 hereof and their respective successors.

SECTION 15.       Governing Law: Submission to Jurisdiction: Waiver of Jury Trial. This Agreement and the Offered Certificates and any claim, controversy or dispute arising under or related to this Agreement and the Offered Certificates, the relationship of the parties and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law.

The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

* * * * * * *

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Depositor, the Sponsor, the Guarantor and the Initial Purchasers in accordance with its terms.

Credit Suisse First Boston Mortgage Securities Corp.

By:	/s/ Deirdre Harrington
Name:	Deirdre Harrington
Title:	Vice President

Five Oaks Acquisition Corp.

By:	/s/ Darren Comisso
Name:	Darren Comisso
Title:	EVP

Five Oaks Investment Corp.

By:	/s/ David Carroll
Name:	David Carroll
Title:	CEO

Credit Suisse Securities (USA) LLC

By:	/s/ Deirdre Harrington
Name:	Deirdre Harrington
Title:	Director

Wells Fargo Securities, LLC

By:	/s/ Susan C. Valenti
Name:	Susan C. Valenti
Title:	Director

SCHEDULE I

TITLE, APPROVED PURCHASE PRICE AND DESCRIPTION OF OFFERED CERTIFICATES

Title:	CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1

Aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date:	$272,140,731.14

Closing Date:	December 23, 2014, at the office of Credit Suisse Securities (USA) LLC at Eleven Madison Avenue, 4th Floor, New York, New York 10010, at 10:00 a.m.

Class of Certificates	Allocation of Certificates	Approved Purchase Price (Including Accrued Interest)
Class 1-A-1	Amount: $57,891,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 1-X-1	Amount: $57,891,000 (notional) Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-A-1	Amount: $76,000,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-A-2	Amount: $25,333,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-A-3	Amount: $10,305,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-X-3	Amount: $135,711,000 (notional) Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-A-4	Amount: $59,711,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-X-4	Amount: $191,253,000 (notional) Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class 2-A-5	Amount: $19,904,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class B-1	Amount: $2,041,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class B-2	Amount: $4,763,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class B-3	Amount: $2,993,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class B-4	Amount: $8,845,000 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]
Class B-5	Amount: $4,354,731 Initial Purchaser: Credit Suisse Securities (USA) LLC	[***]

I-1

EXHIBIT A

TERM SHEET